Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  Longitude Capital Partners, LLC

Address:                               800 El Camino Real, Suite 220
                                       Menlo Park, CA  94025

Designated Filer:                      Longitude Venture Partners, L.P.

Issuer & Ticker Symbol:                Corcept Therapeutics Incorporated (CORT)

Date of Event Requiring Statement:     February 6, 2009


Signature:                             /s/ Juliet Tammenoms Bakker
                                       -----------------------------------------
                                       Name: Juliet Tammenoms Bakker
                                       Its:  Managing Member

Name:                                  Longitude Capital Associates, L.P.

Address:                               800 El Camino Real, Suite 220
                                       Menlo Park, CA  94025

Designated Filer:                      Longitude Venture Partners, L.P.

Issuer & Ticker Symbol:                Corcept Therapeutics Incorporated (CORT)

Date of Event Requiring Statement:     February 6, 2009

Signature:                             By:  LONGITUDE CAPITAL PARTNERS, LLC
                                       Its: General Partner


                                       /s/ Juliet Tammenoms Bakker
                                       -----------------------------------------
                                       Name: Juliet Tammenoms Bakker
                                       Its:  Managing Member
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Name:                                  Juliet Tammenoms Bakker

Address:                               800 El Camino Real, Suite 220
                                       Menlo Park, CA  94025

Designated Filer:                      Longitude Venture Partners, L.P.

Issuer & Ticker Symbol:                Corcept Therapeutics Incorporated (CORT)

Date of Event Requiring Statement:     February 6, 2009


Signature:                             By: /s/ Juliet Tammenoms Bakker
                                           -------------------------------------